UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2011

Digital Domain Media Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-35325	27-0449505
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8881 South US Highway One, Port St. Lucie, Florida	34952
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 345-8000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On December 20, 2011, Digital Domain Media Group, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal quarter ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02 and in Exhibit 99.1 attached hereto shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01   Other Events.

On December 20, 2011, the Company issued a press release announcing that its Board of Directors has approved a share repurchase program authorizing the Company to repurchase up to an aggregate of $10 million in shares of its outstanding common stock on the open market during the six month period ending on June 22, 2012. All repurchases by the Company of its shares under this program are to be made in accordance with the provisions of Rule 10b-18 and Rule 10b5-1 promulgated under the Exchange Act. The manner, timing, price and volume of share repurchases under this program will be subject to a variety of factors, including market and business conditions and applicable Securities and Exchange Commission and New York Stock Exchange rules.  The Company’s Board of Directors will periodically review the share repurchase program and may limit, suspend or terminate the program at any time without notice. Additional information concerning the Company’s share repurchase program is contained in the press release, the text of which is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

The following Exhibits are furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated December 20, 2011, issued by Digital Domain Media Group, Inc. with respect to its financial results for the fiscal quarter ended September 30, 2011.

99.2	Press Release, dated December 20, 2011, issued by Digital Domain Media Group, Inc. announcing a share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Domain Media Group, Inc.

Dated: December 20, 2011	By:	/s/ Jonathan Teaford
Jonathan Teaford
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 20, 2011, issued by Digital Domain Media Group, Inc. with respect to its financial results for the fiscal quarter ended September 30, 2011.

99.2	Press Release, dated December 20, 2011, issued by Digital Domain Media Group, Inc. announcing a share repurchase program.